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                        WORLDWIDE WEB NETWORX CORPORATION
                         521 FELLOWSHIP ROAD - SUITE 130
                              MT. LAUREL, NJ 08054
                                 (856) 914-3100
                               FAX (856) 914-0745

                                February 16, 2001


International Commerce Exchange Systems, Inc.
18 W. 18th Street
New York, NY
Attn:    Henry Kauftheil, Chairman

eMarketplaces, Inc.
18 W. 18th Street
New York, NY
Attn:    Henry Kauftheil, Chairman

RE:      LETTER OF INTENT

Dear Henry and Mordy:

This will confirm that we have agreed to amend the letter of intent, dated February 12, 2001, by and among International Commerce Exchange Systems, Inc., eMarketplaces, Inc. and WorldWide Web NetworX Corporation (the "LOI"), as follows:

     1. The following two sentences are hereby added to the end of Paragraph 6 of the LOI:

         The parties acknowledge that (a) D.H. Blair Investment Banking Corp. ("Blair") loaned the sum of $200,000 to ICES, on or about February 14, 2001, (b) ICES loaned such sum to EM International, and (c) EM International used the proceeds of said loan to pay certain of the payables listed on Exhibit B. Accordingly, the EM International Loan shall be disbursed by WWWX as follows: the sum of $200,000 shall be wire transferred directly to Blair, pursuant to written wiring instructions to be provided to WWWX by Blair, in payment of the loans extended by Blair to ICES and by ICES to EM International, and the sum of $300,000 shall be wire transferred to EM International, pursuant to the wiring instructions provided to WWWX by EM International, and shall be used to pay the payables listed on Exhibit B that were not paid with the proceeds of the Blair loan.

     2. Except as specifically provided herein, the LOI shall remain in full force and effect, as written.

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If the foregoing accurately reflects our agreement, please execute this letter in the space provided below and return it to the undersigned.


Very truly yours,


/s/  Carol C. Knauff
--------------------
Carol C. Knauff
Chairman, President and Chief Executive Officer
WorldWide Web NetworX Corporation


Accepted and Agreed:

EMARKETPLACES, INC.


By:      /s/  Henry Kauftheil
         --------------------------------------------
         Henry Kauftheil, Chairman


INTERNATIONAL COMMERCE EXCHANGE SYSTEMS, INC.


By:      /s/  Henry Kauftheil
         ----------------------------
         Henry Kauftheil, Chairman